Unity Bancorp Inc

12/31/17

NASDAQ: UNTY

Member FDIC

Forward-Looking Statements

- This presentation may contain forward-looking statements with respect to Unity Bancorp's financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as "may," "should," "will," "could," "estimates," "predicts," "potential," "continue," "anticipates," "believes," "plans," "expects," "future," "intends," and similar expressions which are intended to identify forward-looking statements.

- Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, some of which are beyond the Corporation's control and ability to predict, that could cause actual results to differ materially from those expressed in the forward-looking statements. The Corporation undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

- A discussion of certain risks and uncertainties affecting the Corporation, and some of the factors that could cause the Corporation's actual results to differ materially from those described in the forward-looking statements, can be found in the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2016 which has been filed with Securities and Exchange Commission and are available in the Investor Relations section of the Corporation's website (www.unitybank.com) and on the Securities and Exchange Commission's website (www.sec.gov).

Company Snapshot

- Founded September 16, 1991
- Headquartered in Clinton, New Jersey
- Approximately $1.5 billion in assets and $1.0 billion in deposits
- Unity Bank provides financial services to retail, corporate and small business customers through its 18 retail service offices located in Bergen, Hunterdon, Middlesex, Somerset, Union and Warren Counties in New Jersey and Northampton County, Pennsylvania.

Financial Summary 12/31/17

Balance Sheets (000s)	
Total Assets	1,455,496
Total Loans	1,170,674
Total Deposits	1,043,137
Total Equity	118,105
Loans/Deposits (%)	112.23%
Capital & Asset Quality (%)	
Equity/Assets	8.11%
NPAs/Assets (1)	0.23%
Profitability (%)	
ROAA	1.02%
ROACE	11.47%
NIM	3.83%
Efficiency Ratio (2)(3)	55.57%

(1) NPAs = nonaccrual loans + OREO
(2) These measures are not measures recognized under GAAP and are therefore considered to be non-GAAP financial measures.
(3) Efficiency ratio is total non-interest expense divided by the sum of net interest income and total non-interest income (excluding securities gains/(losses)).

Unity Bank is a wholly owned subsidiary of Unity Bancorp.

Member FDIC
Equal Opportunity Lender • Equal Housing Lender

Bank Franchise

Unity Bank Branch Locations

Unity Branch Locations	
1	Forks Township, PA
2	Phillipsburg, NJ
3	Washington, NJ
4	Clinton, NJ
5	Flemington, NJ
6	Whitehouse, NJ
7	Somerset, NJ
8	North Plainfield, NJ
9	Middlesex, NJ
10	Highland Park, NJ
11	Edison, NJ
12	South Plainfield, NJ
13	Scotch Plains, NJ
14	Union, NJ
15	Linden, NJ
16	Somerville, NJ
17	Emerson, NJ
18	Ramsey, NJ
19	Bethlehem, PA *



Northampton
Warren
Hunterdon
Somerset
Middlesex
Union
Bergen
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19

* Coming Soon

Strategic Goals

- To grow our business relationships by being a responsive bank, providing excellent service with flexible terms and conditions – 10% loan growth
- Mortgage Division – 15% growth rate
- SBA Division – Increase 7A Volume no less than $40 million
- Growth in core deposits of at least 5%
- Growth of branch network
- Maintain relevance by continued investment in technology
- ROE and ROA in top quartile of peer group
- EPS growth of 10% per year

Senior Management Team

James A. Hughes, CPA

- President and Chief Executive Officer
- Joined the company in 2000
- 31 years banking experience
- Previously employed at Summit Bancorp
- Audit manager with KPMG, L.L.P.

Alan J. Bedner, Jr. CPA

- Chief Financial Officer
- Joined the company in 2001
- 22 years banking experience
- Previously employed at Summit Bancorp

Janice Bolomey

- Director of Sales/Chief Administrative Officer
- Joined the company in 2001
- 31 years of banking experience
- Oversees all retail sales

John J. Kauchak

- Chief Operating Officer
- Joined the company in 1996
- 46 years banking experience
- Managed operations of a $10 billion savings bank

Engaged Board of Directors

- David Dallas, Chairman of the Board, and Robert Dallas, Board Member, both founding members of the Bank
- Average tenure of Board Members is 15 years
- Diverse experience including financial industry, medical professionals, university professional and business ownership
- Director and Executive Officer ownership 30%

Recent Financial Performance

Summary Balance Sheet

(dollars in millions)

	12/31/2015	12/31/2016	12/31/2017
Assets	$ 1,084.9	$ 1,189.9	$ 1,455.5
Total Loans	889.0	973.4	1,170.7
Deposits	894.5	945.7	1,043.1
Total Equity	78.5	106.3	118.1

Loan Mix

(dollars in millions)


$1,400.00
$1,200.00
$1,000.00
$800.00
$600.00
$400.00
$200.00
$-
$ 617.0
$ 46.1
$ 87.2
$ 182.1
$ 301.6
$ 723.2
$ 59.1
$ 79.9
$ 220.9
$ 363.3
$ 889.0
$ 77.1
$ 81.9
$ 264.5
$ 465.4
$ 973.4
$ 91.5
$ 83.6
$ 289.1
$ 509.2
$ 1,170.7
$ 109.9
$ 88.7
$ 365.1
$ 607.0
2013
2014
2015
2016
2017
Commercial Loans
Mortgage Loans
SBA Loans
Consumer Loans

Mortgage Loan Originations

(dollars in millions)

Mortgage Growth


$221.6
$192.3
$180.9
$153.4
$129.7
$200.00
$150.00
$100.00
$50.00
$-
$88.1
$39.4
$69.1
$75.5
$68.6
$65.3
$90.3
$111.8
$116.9
$153.0
2013
2014
2015
2016
2017
Purchases
Refinances

Asset Quality Continues to Improve

NPLs / Loans



0.90%
0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.74%
0.78%
0.54%
0.34%
0.26%
4Q2016
1Q2017
2Q2017
3Q2017
4Q2017

5 Year Deposit Trend

(dollars in millions)



$1,200.00
$1,000.00
$800.00
$600.00
$400.00
$200.00
$-
$ 738.7
$ 136.0
$ 205.4
$ 397.3
$ 794.3
$ 152.8
$ 212.3
$ 429.2
$ 894.5
$ 185.3
$ 277.2
$ 432.0
$ 945.7
$ 216.0
$ 220.6
$ 509.1
$ 1,043.1
$ 256.1
$ 225.5
$ 561.5
2013
2014
2015
2016
2017
Interest-bearing DDA & SAV deposits
Total time deposits
Noninterest-bearing demand deposits

Summary Income Statement and Profitability

(dollars in millions)

	2016		2017	
Net Interest Income	$	38.3	$	45.9
Provision for Loan Losses		1.2		1.7
Noninterest Income		11.1 [1]		8.3
Noninterest Expense		27.6		30.0
Provision for Income Taxes		7.3		9.5 [2]
Net Income	$	13.2	$	12.9
Diluted Earnings Per Share	$	1.38	$	1.20
Return on Average Assets		1.17 %		1.02 %
Return on Average Equity		15.37		11.47
Net Interest Margin		3.58		3.83
Excluding Extraordinary Items - (Non-GAAP)				
Diluted Earnings Per Share	$	1.23	$	1.36
Return on Average Assets		1.04 %		1.15 %
Return on Average Equity		13.65		13.02

1. Includes one time nonrecurring gain of $2.3 million on the repurchase of subordinated debentures.
2. Include one time deferred tax asset adjustment of $1.7 million as a result of the Tax Cuts and Jobs Act.

Net Interest Income & Net Interest Margin

(dollars in millions)



$50.00
$40.00
$30.00
$20.00
$10.00
$-
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
3.53%
3.53%
3.63%
3.58%
3.83%
$27.4
$30.1
$34.0
$38.3
$45.9
2013
2014
2015
2016
2017
Net Interest Income
Net Interest Margin

Strong Levels of Noninterest Income

(dollars in millions)



Noninterest Income (excludes gains [losses] on securities)
$10.00
$9.00
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$-
20.00%
18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
18.30%
16.69%
18.46%
17.79%*
15.16%
$6.2
$6.2
$7.7
$8.4
$8.2
2013
2014
2015
2016
2017
Noninterest Income
Noninterest Income/Revenue

* (Non-GAAP) 2016 noninterest income to revenue ratio excludes an extraordinary gain on repurchase of subordinated debentures.

On a GAAP basis, 2016 noninterest income (excluding gains [losses] on securities) was $10.6 million and noninterest income to revenue ratio was 22.60%.

Noninterest Income

(dollars in thousands)

	2016	2017
Branch fee income	$ 1,269	$ 1,384
Service and loan fee income	1,020	2,100
Gain on sale of SBA loans held for sale, net	2,099	1,617
Gain on sale of mortgage loans, net	* 2,621	1,530
BOLI income	378	469
Net security gains	424	62
Net gain on repurchase of subordinated debt	2,264	-
Other income	985	1,108
Total noninterest income	$ 11,060	$ 8,270

* $928 thousand in gains on sale from the sale of non-qualified residential mortgages in 2016.

Noninterest Expense Controls

(dollars in millions)



Noninterest Expense
$30.00
$25.00
$20.00
$15.00
$10.00
2.00%
0.00%
2.88%
2.69%
2.71%
2.34%
2.23%
$24.0
$24.7
$26.9
$27.6
$30.0
2013
2014
2015
2016
2017
Noninterest Expense
Noninterest Expense/Average Assets

Noninterest Expense

(dollars in thousands)

	2016		2017	
Compensation and benefits	$	14,952	$	17,117
Occupancy		2,360		2,381
Processing and communications		2,628		2,551
Furniture and equipment		1,700		2,079
Professional services		976		1,022
Loan collection & OREO expenses		654		463
Other loan expenses		152		186
Deposit insurance		713		546
Advertising		1,095		1,179
Director fees		559		637
Other expenses		1,842		1,883
Total noninterest expense	$	27,631	$	30,044

Profitability Progression



Diluted Earnings per Share
$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$-
$0.48
$0.74
$1.02
$1.38
$0.15
$1.23
$1.36
$0.16
$1.20
2013
2014
2015
2016
2017
Effect of nonrecurring gain on repurchase of subordinated debenture
Effect of Tax Cut and Jobs Act. 2017 Diluted Earning per Share would have been $1.36, net of the $1.7 million deferred tax asset adjustment.

Tangible Book Value Per Share

(Non-GAAP)



$12.00
$11.00
$10.00
$9.00
$8.00
$7.00
$6.00
$6.74
$6.68
$7.44
$10.00
$0.40*
$9.60
$10.98
2013
2014
2015
2016
2017

Note: 2013 reflects redemption of TARP preferred stock and the associated warrant.

* Capital Raise of $15 million at a weighted average price per share of $14.04; net increase of $14.4 million after expenses.

Market Price


$21.00
$19.00
$17.00
$15.00
$13.00
$11.00
$9.00
$7.00
$5.00
$3.00
$6.96
$8.57
$11.34
$15.70
$19.75
2013
2014
2015
2016
2017

Capital Ratios

Unity Bancorp, Inc.

FDIC-Insured Commercial Banks

Tier 1 Risk-Based Capital


16.00%
12.00%
8.00%
4.00%
2013
2014
2015
2016
3Q2017

Total Risk-Based Capital


18.00%
15.00%
12.00%
9.00%
6.00%
3.00%
2013
2014
2015
2016
3Q2017

Leverage


12.00%
10.00%
8.00%
6.00%
4.00%
2013
2014
2015
2016
3Q2017

* 2013 Capital Ratios reflect the redemption of the TARP preferred stock and the associated warrants.

Compelling Investment Highlights

- ✓ Knowledgeable and experienced management team
- ✓ Attractive branch franchise
- ✓ Diversity of loan products
- ✓ Insider ownership
- ✓ Consolidation of NJ Community Banks


UNITY BANK
growing with you!

The previous slides contained data from the following sources:

- FDIC-Insured Commercial Banks:
  - Obtained from FDIC.gov Quarterly Banking Profile
- SNL